Exhibit 99.1

CONTACT: Mark Kochvar Chief Financial Officer 724.465.4826 800 Philadelphia St. Indiana, PA mark.kochvar@stbank.net www.stbancorp.com

FOR IMMEDIATE RELEASE

S&T Bancorp, Inc. Announces Third Quarter 2015 Results and Declares Increased Quarterly Dividend

Indiana, Pa. - October 20, 2015 - S&T Bancorp, Inc. (S&T) (NASDAQ: STBA), the holding company for S&T Bank with branch locations in 16 southwestern and southcentral Pennsylvania counties, and loan production offices in northeast and central Ohio, and western New York, announced today its third quarter of 2015 earnings. Third quarter earnings were $18.6 million, or $0.54 per diluted share, compared to second quarter of 2015 earnings of $18.2 million, or $0.52 per diluted share, and third quarter of 2014 earnings of $14.7 million, or $0.49 per diluted share.

Highlights:

•	Diluted earnings per share increased 10.2% for the third quarter of 2015 compared to the third quarter of 2014.

•	Return on average assets was 1.20% and return on average equity was 9.51% for the third quarter of 2015.

•	Portfolio loans increased $128 million from June 30, 2015, representing a 10.6% annualized rate.

•	Net loan charge-offs to average loans remained low at 0.17% annualized for the third quarter of 2015.

•	S&T’s Board of Directors approved a 5.6% increase in the quarterly cash dividend to $0.19 per share.

“We are pleased to announce another quarter with solid profitability metrics,” said Todd Brice, president and chief executive officer of S&T. “Our continued excellent performance is driven by the efforts of our team at every level of the organization. This has resulted in strong consumer and commercial loan growth and improved efficiency across all lines of business.”

Net Interest Income

Net interest income increased $0.8 million to $49.6 million compared to $48.8 million for the second quarter of 2015. The increase in net interest income was primarily due to an increase in average loans and one additional day in the third quarter compared to the second quarter. Average loans increased

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$105 million for the third quarter compared to the second quarter of 2015 due to strong organic loan growth. Net interest income and net interest margin on a fully taxable equivalent basis (FTE) were impacted by $2.2 million of accretion from purchase accounting adjustments during the third quarter compared to $2.7 million in the second quarter. Net interest margin (FTE) decreased 6 basis points to 3.61% compared to 3.67% for the second quarter of 2015, primarily due to the decrease in accretion of the purchase accounting adjustments and lower rates and fees on loans.

Asset Quality

Total nonperforming assets increased $4.4 million to $24.3 million, or 0.49% of total loans plus OREO, at September 30, 2015 from $19.9 million, or 0.41% of total loans plus OREO, at June 30, 2015. Net charge-offs for the third quarter of 2015 increased $0.8 million to $2.1 million compared to net charge-offs of $1.3 million in the second quarter of 2015. The provision for loan losses was $3.2 million for the third quarter of 2015 compared to $2.1 million for the second quarter of 2015. The allowance for loan losses for originated loans was $49.9 million, or 1.20% of total originated loans, compared to $48.8 million, or 1.23% of total originated loans, at June 30, 2015.

Noninterest Income and Expense

Noninterest income decreased $0.9 million to $12.5 million compared to $13.4 million for the second quarter of 2015. The decrease in noninterest income was primarily due to a decrease in other income related to lower letter of credit and commercial loan swap fees compared to the second quarter of 2015. Noninterest expense decreased $1.6 million to $33.8 million compared to $35.4 million in the second quarter of 2015. The decrease was mainly due to $0.9 million of merger related expense in the second quarter of 2015, lower salaries and employee benefits expense related to a reduction in incentive expense and payroll taxes, lower marketing expense and lower shares tax compared to the second quarter of 2015.

Financial Condition

Total assets increased $81.6 million to $6.2 billion at September 30, 2015 compared to $6.1 billion at June 30, 2015. Loan growth was strong for the quarter with an increase in total portfolio loans of $128 million, or a 10.6% annualized rate. Commercial loans increased $94.5 million during the quarter, or a 10.3% annualized rate, primarily due to growth in the commercial real estate and commercial construction portfolios. Consumer loans increased $32.9 million, or an 11.3% annualized rate, primarily due to growth in residential mortgages and home equity loans. Total deposits remained unchanged at $4.9 billion at both September 30, 2015 and June 30, 2015. S&T’s capital ratios increased this quarter as earnings retention outpaced asset growth. All capital ratios remain above the well-capitalized thresholds of federal bank regulatory agencies.

Dividend

The Board of Directors of S&T declared a $0.19 per share cash dividend at its regular meeting held October 19, 2015, representing a 5.6% increase over the prior quarter cash dividend. The dividend is payable on November 19, 2015 to shareholders of record on November 5, 2015.

Conference Call

S&T will host its third quarter 2015 earnings conference call live over the Internet at 1:00 p.m. ET on Tuesday, October 20, 2015. To access the webcast, go to S&T’s webpage at www.stbancorp.com and click on “Events & Presentations.” Select “3rd Quarter 2015 Conference Call” and follow the instructions.

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About S&T Bancorp, Inc. and S&T Bank:

S&T Bancorp, Inc. is a $6.2 billion bank holding company that is headquartered in Indiana, Pa. and trades on the NASDAQ Global Select Market under the symbol STBA. Its principal subsidiary, S&T Bank, was established in 1902 and operates in 16 counties across southwestern and southcentral Pennsylvania, with loan production offices in northeast and central Ohio, and western New York. For more information visit www.stbancorp.com or www.stbank.com.

This information may contain forward-looking statements regarding future financial performance which are not historical facts and which involve risks and uncertainties. Actual results and performance could differ materially from those anticipated by these forward-looking statements. Factors that could cause such a difference include, but are not limited to, general economic conditions, change in interest rates, deposit flows, loan demand, and asset quality, including real estate and other collateral values and competition. In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), S&T management uses and this press release contains or references, certain non-GAAP financial measures, such as net interest income on a fully taxable equivalent basis. S&T believes these non-GAAP financial measures provide information useful to investors in understanding our underlying operational performance and our business and performance trends as they facilitate comparisons with the performance of others in the financial services industry. Although S&T believes that these non-GAAP financial measures enhance investors’ understanding of S&T’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. A reconciliation of these non-GAAP financial measures is presented in the attached selected financial data spreadsheet. This information should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K for S&T Bancorp, Inc. and subsidiaries.

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S&T Bancorp, Inc.	S&T Earnings Release - 4
Consolidated Selected Financial Data
Unaudited

	2015	2015	2014
(dollars in thousands, except per share data)	Third Quarter	Second Quarter	Third Quarter
INTEREST INCOME
Loans, including fees	$49,578	$48,933	$37,233
Investment securities:
Taxable	2,522	2,394	2,313
Tax-exempt	988	998	964
Dividends	581	286	95

Total Interest Income	53,669	52,611	40,605

INTEREST EXPENSE
Deposits	3,275	3,051	2,480
Borrowings and junior subordinated debt securities	798	749	596

Total Interest Expense	4,073	3,800	3,076

NET INTEREST INCOME	49,596	48,811	37,529
Provision for loan losses	3,206	2,059	1,454

Net Interest Income After Provision for Loan Losses	46,390	46,752	36,075

NONINTEREST INCOME
Securities (losses) gains, net	0	(34)	0
Service charges on deposit accounts	3,069	2,877	2,799
Debit and credit card fees	2,996	3,020	2,909
Wealth management fees	2,814	2,930	2,756
Insurance fees	1,332	1,391	1,722
Mortgage banking	698	782	270
Other	1,572	2,417	1,475

Total Noninterest Income	12,481	13,383	11,931

NONINTEREST EXPENSE
Salaries and employee benefits	16,789	17,455	14,823
Net occupancy	2,744	2,682	2,004
Data processing	2,454	2,555	2,152
Furniture and equipment	1,653	1,582	1,308
FDIC insurance	990	808	607
Professional services and legal	946	801	950
Marketing	895	1,193	757
Other taxes	719	1,159	839
Merger related expenses	0	866	0
Other	6,639	6,348	5,000

Total Noninterest Expense	33,829	35,449	28,440

Income Before Taxes	25,042	24,686	19,566
Provision for income taxes	6,407	6,498	4,906

Net Income	$18,635	$18,188	$14,660

Per Share Data:
Shares outstanding at end of period	34,811,636	34,812,723	29,796,397
Average shares outstanding - diluted	34,692,991	34,681,180	29,714,612
Average shares outstanding - two-class method	34,811,979	34,804,031	29,796,397
Diluted earnings per share (1)	$0.54	$0.52	$0.49
Dividends declared per share	$0.18	$0.18	$0.17
Dividend yield (annualized)	2.21%	2.43%	2.90%
Dividends paid to net income	33.56%	34.37%	34.43%
Book value	$22.63	$22.15	$20.33
Tangible book value (3)	$14.12	$13.65	$14.37
Market value	$32.62	$29.59	$23.46

Profitability Ratios (annualized)
Return on average assets	1.20%	1.21%	1.21%
Return on average tangible assets (4)	1.28%	1.29%	1.26%
Return on average shareholders’ equity	9.51%	9.52%	9.68%
Return on average tangible shareholders’ equity (5)	15.61%	15.79%	13.90%
Efficiency ratio (FTE) (2)	53.12%	55.63%	55.95%

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S&T Bancorp, Inc.	S&T Earnings Release - 5
Consolidated Selected Financial Data
Unaudited

	For the Nine Months Ended September 30,
(dollars in thousands, except per share data)	2015	2014
INTEREST INCOME
Loans, including fees	$138,438	$109,496
Investment securities:
Taxable	7,298	6,480
Tax-exempt	3,006	2,872
Dividends	1,453	294

Total Interest Income	150,195	119,142

INTEREST EXPENSE
Deposits	9,333	7,466
Borrowings and junior subordinated debt securities	2,196	1,701

Total Interest Expense	11,529	9,167

NET INTEREST INCOME	138,666	109,975
Provision for loan losses	6,473	608

Net Interest Income After Provision for Loan Losses	132,193	109,367

NONINTEREST INCOME
Securities (losses) gains, net	(34)	41
Service charges on deposit accounts	8,529	7,882
Debit and credit card fees	8,732	8,135
Wealth management fees	8,667	8,548
Insurance fees	4,374	4,824
Mortgage banking	2,006	666
Other	5,674	5,022

Total Noninterest Income	37,948	35,118

NONINTEREST EXPENSE
Salaries and employee benefits	51,024	45,971
Net occupancy	8,014	6,218
Data processing	7,329	6,466
Furniture and equipment	4,461	3,856
FDIC insurance	2,493	1,817
Professional services and legal	2,270	2,488
Marketing	2,905	2,335
Other taxes	2,721	2,363
Merger related expenses	3,167	0
Other	18,515	16,005

Total Noninterest Expense	102,899	87,519

Income Before Taxes	67,242	56,966
Provision for income taxes	17,584	13,552

Net Income	$49,658	$43,414

Per Share Data:
Average shares outstanding - diluted	33,561,529	29,705,355
Average shares outstanding - two-class method	33,665,990	29,758,458
Diluted earnings per share (1)	$1.48	$1.46
Dividends declared per share	$0.54	$0.50
Dividends paid to net income	35.97%	34.22%

Profitability Ratios (annualized)
Return on average assets	1.14%	1.23%
Return on average tangible assets (8)	1.22%	1.30%
Return on average shareholders’ equity	9.02%	9.83%
Return on average tangible shareholders’ equity (9)	14.46%	14.26%
Efficiency ratio (FTE) (2)	56.81%	58.68%

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S&T Bancorp, Inc.	S&T Earnings Release - 6
Consolidated Selected Financial Data
Unaudited

	2015	2015	2014
(dollars in thousands)	Third Quarter	Second Quarter	Third Quarter
ASSETS
Cash and due from banks, including interest-bearing deposits	$115,347	$146,582	$143,831
Securities available-for-sale, at fair value	660,046	666,624	615,657
Loans held for sale	13,794	13,634	3,126
Commercial loans:
Commercial real estate	2,111,585	2,054,935	1,691,649
Commercial and industrial	1,237,915	1,239,382	946,366
Commercial construction	384,328	344,983	183,509

Total Commercial Loans	3,733,828	3,639,300	2,821,524
Consumer loans:
Residential mortgage	625,251	599,502	491,404
Home equity	467,698	457,813	418,659
Installment and other consumer	91,122	94,437	66,607
Consumer construction	8,064	7,446	2,995

Total Consumer Loans	1,192,135	1,159,198	979,665

Total portfolio loans	4,925,963	4,798,498	3,801,189
Allowance for loan losses	(49,907)	(48,814)	(47,316)

Total portfolio loans, net	4,876,056	4,749,684	3,753,873
Goodwill	291,683	291,204	175,820
Other assets	258,412	266,000	214,437

Total Assets	$6,215,338	$6,133,728	$4,906,744

LIABILITIES
Deposits:
Noninterest-bearing demand	$1,188,331	$1,182,124	$1,077,505
Interest-bearing demand	704,348	703,797	336,720
Money market	593,643	633,175	295,559
Savings	1,088,217	1,093,057	1,048,175
Certificates of deposit	1,302,870	1,247,262	1,143,142

Total Deposits	4,877,409	4,859,415	3,901,101

Securities sold under repurchase agreements	42,971	46,235	23,084
Short-term borrowings	280,000	230,975	265,000
Long-term borrowings	117,613	118,228	20,042
Junior subordinated debt securities	45,619	45,619	45,619
Other liabilities	63,923	62,027	46,001

Total Liabilities	5,427,535	5,362,499	4,300,847

SHAREHOLDERS’ EQUITY
Total Shareholders’ Equity	787,803	771,229	605,897

Total Liabilities and Shareholders’ Equity	$6,215,338	$6,133,728	$4,906,744

Capitalization Ratios
Shareholders’ equity / assets	12.68%	12.57%	12.35%
Tangible common equity / tangible assets (6)	8.30%	8.14%	9.05%
Tier 1 leverage ratio	8.94%	8.92%	9.88%
Common equity tier 1 capital	9.69%	9.59%	11.81%
Risk-based capital - tier 1	10.08%	9.97%	12.35%
Risk-based capital - total	11.58%	11.48%	14.29%

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S&T Bancorp, Inc.	S&T Earnings Release - 7
Consolidated Selected Financial Data
Unaudited

	2015		2015		2014
(dollars in thousands)	Third Quarter		Second Quarter		Third Quarter
Net Interest Margin (FTE) (QTD Averages)
ASSETS
Loans	$4,869,914	4.12%	$4,764,852	4.20%	$3,755,862	4.02%
Taxable investment securities	523,890	1.99%	513,639	1.94%	457,674	2.00%
Tax-exempt investment securities	138,514	4.39%	136,824	4.49%	129,400	4.58%
Federal Home Loan Bank and other restricted stock	20,184	9.60%	22,166	3.42%	15,740	3.02%
Interest-bearing deposits with banks	76,246	0.24%	65,246	0.25%	58,737	0.23%

Total Interest-earning Assets	5,628,748	3.90%	5,502,727	3.94%	4,417,413	3.77%

Noninterest-earning assets	537,373		537,348		379,290

Total Assets	$6,166,121		$6,040,075		$4,796,703

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing demand	$663,834	0.14%	$660,058	0.15%	$326,711	0.02%
Money market	385,520	0.18%	427,354	0.19%	308,166	0.17%
Savings	1,091,482	0.16%	1,073,360	0.16%	1,035,281	0.15%
Certificates of deposit	1,113,858	0.74%	1,120,256	0.68%	888,163	0.76%
CDARS and brokered deposits	394,415	0.34%	347,013	0.32%	249,659	0.36%
Securities sold under repurchase agreements	42,937	0.01%	45,017	0.01%	21,243	0.01%
Short-term borrowings	270,968	0.37%	228,505	0.33%	172,228	0.31%
Long-term borrowings	117,864	0.77%	78,912	0.98%	20,282	2.97%
Junior subordinated debt securities	45,619	2.75%	49,905	2.93%	45,619	2.68%

Total Interest-bearing Liabilities	4,126,497	0.39%	4,030,380	0.38%	3,067,352	0.40%

Noninterest-bearing demand	1,196,200		1,175,620		1,074,564
Other liabilities	65,873		67,500		53,860
Shareholders’ equity	777,551		766,575		600,927

Total Liabilities and Shareholders’ Equity	$6,166,121		$6,040,075		$4,796,703

Net Interest Margin (7)		3.61%		3.67%		3.50%

	For the Nine Months Ended September 30,
(dollars in thousands)	2015		2014
Net Interest Margin (FTE) (YTD Averages)
ASSETS
Loans	$4,588,536	4.11%	$3,661,456	4.09%
Taxable investment securities	514,195	1.96%	427,091	1.99%
Tax-exempt investment securities	139,171	4.43%	126,867	4.64%
Federal Home Loan Bank and other restricted stock	19,276	8.04%	13,970	3.18%
Interest-bearing deposits with banks	69,062	0.24%	98,306	0.25%

Total Interest-earning Assets	5,330,240	3.88%	4,327,690	3.81%

Noninterest-earning assets	499,043		376,406

Total Assets	$5,829,283		$4,704,096

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing demand	$586,149	0.13%	$317,333	0.02%
Money market	392,021	0.18%	328,561	0.16%
Savings	1,072,539	0.16%	1,028,469	0.16%
Certificates of deposit	1,075,666	0.76%	899,240	0.78%
CDARS and brokered deposits	334,485	0.33%	223,647	0.34%
Securities sold under repurchase agreements	42,675	0.01%	29,463	0.01%
Short-term borrowings	245,431	0.34%	136,378	0.31%
Long-term borrowings	72,316	1.04%	20,869	3.01%
Junior subordinated debt securities	47,561	2.82%	45,619	2.68%

Total Interest-bearing Liabilities	3,868,843	0.40%	3,029,579	0.40%

Noninterest-bearing demand	1,158,217		1,031,430
Other liabilities	66,009		52,704
Shareholders’ equity	736,214		590,383

Total Liabilities and Shareholders’ Equity	$5,829,283		$4,704,096

Net Interest Margin (10)		3.59%		3.52%

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S&T Bancorp, Inc.	S&T Earnings Release - 8
Consolidated Selected Financial Data
Unaudited

	2015		2015		2014
(dollars in thousands)	Third Quarter		Second Quarter		Third Quarter
Nonperforming Loans (NPL)
		% NPL		% NPL		% NPL
Commercial loans:
Commercial real estate	$7,919	0.38%	$7,309	0.36%	$5,174	0.31%
Commercial and industrial	5,370	0.43%	3,143	0.25%	2,426	0.26%
Commercial construction	5,008	1.30%	4,472	1.30%	1,889	1.03%

Total Nonperforming Commercial Loans	18,297	0.49%	14,924	0.41%	9,489	0.34%
Consumer loans:
Residential mortgage	3,242	0.52%	2,010	0.34%	2,248	0.46%
Home equity	2,147	0.46%	2,026	0.44%	1,735	0.41%
Installment and other consumer	122	0.13%	179	0.19%	30	0.05%
Consumer construction	0	—%	0	—%	0	—%

Total Nonperforming Consumer Loans	5,511	0.46%	4,215	0.36%	4,013	0.41%

Total Nonperforming Loans	$23,808	0.48%	$19,139	0.40%	$13,502	0.35%

	2015	2015	2014
	Third Quarter	Second Quarter	Third Quarter
Asset Quality Data
Nonperforming loans	$23,808	$19,139	$13,502
Assets acquired through foreclosure or repossession	472	750	200
Nonperforming assets	24,280	19,889	13,702
Troubled debt restructurings (nonaccruing)	8,092	8,927	4,929
Troubled debt restructurings (accruing)	26,049	32,560	37,273
Total troubled debt restructurings	34,141	41,487	42,202
Nonperforming loans / loans	0.48%	0.40%	0.35%
Nonperforming assets / loans plus OREO	0.49%	0.41%	0.36%
Allowance for loan losses / originated loans	1.20%	1.23%	1.24%
Allowance for loan losses / total portfolio loans	1.01%	1.02%	1.24%
Allowance for loan losses / nonperforming loans	210%	255%	350%
Net loan charge-offs (recoveries)	$2,113	$1,349	$718
Net loan charge-offs (recoveries)(annualized) / average loans	0.17%	0.11%	0.08%

	For the Nine Months Ended September 30,
(dollars in thousands)	2015	2014
Asset Quality Data
Net loan charge-offs (recoveries)	$4,477	$(453)
Net loan charge-offs (recoveries)(annualized) / average loans	0.13%	(0.02)%

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S&T Bancorp, Inc.	S&T Earnings Release - 9
Consolidated Selected Financial Data
Unaudited

Definitions and Reconciliation of GAAP to Non-GAAP Financial Measures:

(1)	Diluted earnings per share under the two-class method is determined on the net income reported on the income statement less earnings allocated to participating securities.
(2)	Noninterest expense divided by noninterest income plus net interest income, on a fully taxable equivalent (FTE) basis.

	2015	2015	2014
	Third Quarter	Second Quarter	Third Quarter

(3) Tangible Book Value (non-GAAP)
Total shareholders’ equity	$787,803	$771,229	$605,897
Less: goodwill and other intangible assets, net of deferred tax liability	(296,233)	(296,065)	(177,696)

Tangible common equity (non-GAAP)	$491,570	$475,164	$428,201
Common shares outstanding	34,812	34,813	29,796
Tangible book value (non-GAAP)	$14.12	$13.65	$14.37

(4) Return on Average Tangible Assets (non-GAAP)
Net income (annualized)	$73,931	$72,952	$58,162
Plus: amortization of intangibles net of tax (annualized)	1,236	1,347	671

Net income before amortization of intangibles (annualized)	75,167	74,299	58,833

Average total assets	6,166,121	6,040,075	4,796,703
Less: average goodwill and other intangibles, net of deferred tax liability	(295,998)	(295,886)	(177,783)

Average tangible assets (non-GAAP)	$5,870,123	$5,744,189	$4,618,920
Return on average tangible assets (non-GAAP)	1.28%	1.29%	1.26%

(5) Return on Average Tangible Shareholders’ Equity (non-GAAP)
Net income (annualized)	$73,931	$72,952	$58,162
Plus: amortization of intangibles net of tax (annualized)	1,236	1,347	671

Net income before amortization of intangibles (annualized)	75,167	74,299	58,833

Average total shareholders’ equity	777,551	766,575	600,927
Less: average goodwill and other intangibles, net of deferred tax liability	(295,998)	(295,886)	(177,783)

Average tangible equity (non-GAAP)	$481,553	$470,689	$423,144
Return on average tangible equity (non-GAAP)	15.61%	15.79%	13.90%

(6) Tangible Common Equity / Tangible Assets (non-GAAP)
Total shareholders’ equity	$787,803	$771,229	$605,897
Less: goodwill and other intangible assets, net of deferred tax liability	(296,233)	(296,065)	(177,696)

Tangible common equity (non-GAAP)	491,570	475,164	428,201

Total assets	6,215,338	6,133,728	4,906,744
Less: goodwill and other intangible assets, net of deferred tax liability	(296,233)	(296,065)	(177,696)

Tangible assets (non-GAAP)	$5,919,105	$5,837,663	$4,729,048
Tangible common equity to tangible assets (non-GAAP)	8.30%	8.14%	9.05%

(7) Net Interest Margin Rate (FTE) (non-GAAP)
Interest income	$53,669	$52,611	$40,605
Less: interest expense	(4,073)	(3,800)	(3,076)

Net interest income per consolidated statements of net income	49,596	48,811	37,529
Plus: taxable equivalent adjustment	1,607	1,494	1,373

Net interest income (FTE) (non-GAAP)	51,203	50,305	38,902
Net interest income (FTE) (annualized)	203,142	201,773	154,339
Average earning assets	$5,628,748	$5,502,727	$4,417,413
Net interest margin - (FTE) (non-GAAP)	3.61%	3.67%	3.50%

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S&T Bancorp, Inc.	S&T Earnings Release - 10
Consolidated Selected Financial Data
Unaudited

	For the Nine Months Ended September 30,
	2015	2014
(8) Return on Average Tangible Assets (non-GAAP)
Net income (annualized)	$66,392	$58,044
Plus: amortization of intangibles net of tax (annualized)	1,168	759

Net income before amortization of intangibles (annualized)	67,560	58,803

Average total assets	5,829,283	4,704,096
Less: average goodwill and other intangibles, net of deferred tax liability	(269,026)	(177,969)

Average tangible assets (non-GAAP)	$5,560,257	$4,526,127
Return on average tangible assets (non-GAAP)	1.22%	1.30%

(9) Return on Average Tangible Shareholders’ Equity (non-GAAP)
Net income (annualized)	$66,392	$58,044
Plus: amortization of intangibles net of tax (annualized)	1,168	759

Net income before amortization of intangibles (annualized)	67,560	58,803

Average total shareholders’ equity	736,214	590,383
Less: average goodwill and other intangibles, net of deferred tax liability	(269,026)	(177,969)

Average tangible equity (non-GAAP)	$467,188	$412,414
Return on average tangible equity (non-GAAP)	14.46%	14.26%

(10) Net Interest Margin Rate (FTE) (non-GAAP)
Interest income	$150,195	$119,142
Less: interest expense	(11,529)	(9,167)

Net interest income per consolidated statements of net income	138,666	109,975
Plus: taxable equivalent adjustment	4,493	4,090

Net interest income (FTE) (non-GAAP)	143,159	114,065
Net interest income (FTE) (annualized)	191,403	152,504
Average earning assets	$5,330,240	$4,327,690
Net interest margin - (FTE) (non-GAAP)	3.59%	3.52%

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